[DEUTSCHE ASSET MANAGEMENT LETTERHEAD]

Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Aggressive Growth Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                             /s/Julian Sluyters
                                             --------------------
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Scudder Aggressive Growth Fund

                                          [DEUTSCHE ASSET MANAGEMENT LETTERHEAD]

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Aggressive Growth Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                               /s/Paul Schubert
                                               --------------------
                                               Paul Schubert
                                               Chief Financial Officer
                                               Scudder Aggressive Growth Fund